Exhibit 99.2

Investor Webcast 6/11/2024 NYSE: ANVS - People Focused, Purpose Driven, Passion Powered -

FORWARD - LOOKING STATEMENTS Forward Looking Statements and Other Important Cautions -- This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements relate to all information other than historical matters, such as expectations or forecasts of future events . Forward - looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Forward - looking statements with respect to the operations, strategies, prospects and other aspects of the business of Annovis Bio are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward - looking statements . These risks and uncertainties include but are not limited to : that clinical trials may be delayed ; that the data reported herein is from a Phase 2 a study and subsequent clinical trials are being conducted ; and that any anticipated results from clinical trials may be delayed . These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in Annovis Bio’s Annual Report on Form 10 - K for the year ended December 31 , 2022 , and other periodic reports filed with the Securities and Exchange Commission . You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made . Although it may voluntarily do so, from time to time, Annovis Bio undertakes no commitment to update or revise the forward - looking statements contained in this presentation, whether as a result of new information, future events or otherwise, except as required under applicable law . 2

3 » Study design » Primary endpoint results in ITT population » Subgroup analysis based on biomarker and MMSE scores » ADAScog11 in early AD patients » Subgroup analysis based on APOE status » ADAScog11 in APOE4 carriers/non - carriers » Safety in early AD patients, APOE4 carriers/non - carriers Today’s Presentation

4 RANDOMIZED, DOUBLE - BLIND, PLACEBO - CONTROLLED, DOSE - RANGING, MULTICENTER STUDY IN MILD TO MODERATE ALZHEIMER’S PATIENTS R 1:1:1:1 Placebo QD 7.5mg Buntanetap QD 15mg Buntanetap QD 30mg Buntanetap QD 6 weeks screening 12 weeks treatment N=80 N=80 N=80 N=80 N=320 Key Inclusion Criteria: • Diagnosis of AD according to NIA and NIA - AA criteria (2011) • Age 55 to 85 • MMSE 14 - 24 Key Clinical Outcome: • Primary Endpoints: • ADAS - Cog 11 • CGIC Key Secondary Endpoint: • ADCS - ADL

5 PRIMARY ENDPOINT IN ITT POPULATION (N=351) ADAS - Cog11 Placebo (N=89) 7.5mg Buntanetap (N=88) 15mg Buntanetap (N=87) 30mg Buntanetap (N=87) Baseline N 85 86 87 87 Mean Score (SD) 20.28 (6.79) 23.20 (7.59) 22.74 (7.57) 21.85 (7.16) End of Trial (12 weeks) N 81 82 78 79 Mean Score (SD) 18.33 (6.94) 21.42 (8.42) 19.26 (7.70) 20.21 (8.94) Difference from Baseline - 2.182 - 1.452 - 2.992 - 2.304 P - value 0.001 0.001 0.001 0.001 Difference from Placebo 0.98 (0.75) - 0.68 (0.76) 0.09 (0.75) P - value 0.193 0.366 0.910

BIOMARKER BASED PATIENT STRATIFICATION (pTau217/tTau>4.2%, N=210)

MMSE 21-24 BASED PATIENT STRATIFICATION, N=90

	Placebo (N=89)	7.5mg Buntanetap (N=88)	15mg Buntanetap (N=87)	30mg Buntanetap (N=87)
ITT N	85	86	87	87
AD (pTau217/tTau>4.2%) N	51	57	51	51
AD MMSE 14-20	25	36	26	25
AD MMSE 21-24	21	20	24	25

ANNOVIS 6

ADAScog11 IN AD PATIENTS



Improve
ADAS-Cog11
(pTau217/tTau>4.2% & MMSE16-20)
Difference between EOT and Baseline
2
1
0
-1
-2
-3
-4
Placebo
7.5mg
15mg
30mg
N=112



ADAS-Cog11
(pTau217/tTau>4.2%, MMSE21-24)
Difference between EOT and Baseline
2
0
-2
-4
-6
*
***
***
*
*
Placebo
7.5mg
15mg
30mg
N=90

Buntanetap statistically and clinically significantly improved ADAS-Cog11 in patients with mild AD

ANNOVIS 7

SUBGROUP ANALYSIS BASED ON APOE STATUS

EARLY AD PATIENTS N=90
APOE4 CARRIERS N=66; NON-CARRIERS N=24

	Placebo	7.5mg Buntanetap	15mg Buntanetap	30mg Buntanetap
AD (pTau217/tTau>4.2%) MMSE21-24	21	20	24	25
AD MMSE 21-24 ApoE4 carriers	16	17	15	18
AD MMSE 21-24 Non ApoE4 carriers	5	3	9	7

ANNOVIS 8

ADAScog11 AND APOE4 STATUS

ApoE4 carrier (+/- & +/+) 66.5% in pTau217/tTau>4.2% population vs ApoE4 carrier 22.6% in pTau217/tTau<4.2% population



Improve
A.
ADAS-Cog11
(pTau217/tTau>4.2% & MMSE21-24)
Difference between EOT and Baseline
0
-1
-2
-3
-4
-5
*
***
***
*
*
Placebo
7.5mg
15mg
30mg
N=90
B.
ADAS-Cog11
(pTau217/tTau>4.2%, MMSE21-24, ApoE4 carriers)
Difference between EOT and Baseline
0
-1
-2
-3
-4
-5
**
**
Placebo
7.5mg
15mg
30mg
N=65

Buntanetap improves ADAS-Cog11 equally in APOE4 carriers and non-carriers

ANNOVIS

10 SAFE IN APOE4 CARRIERS AND NON - CARRIERS IN ITT POPULATION AND EARLY AD PATIENTS Placebo 7.5mg Buntanetap 15mg Buntanetap 30mg Buntanetap All Doses APOE Carriers (N=159) 38 45 38 38 121 # TEAEs 13 (34.2%) 22 (48.9%) 17 (44.7%) 12 (31.6%) 51 (42%) # TEAEs Related to Study Drug 1 (2.6%) 8 (17.8%) 6 (15.8%) 3 (7.9%) 17 (14%) # Serious TEAEs 3 (7.9%) 0 0 1 (2.6%) 1 (2.5%) # Serious TEAEs Related to Study Drug 0 0 0 0 0 APOE Non - Carriers (N=159) 41 34 43 41 118 # TEAEs 9 (22.0%) 4 (11.8%) 11 (25.6%) 17 (41.5%) 32 (27.1%) # TEAEs Related to Study Drug 1 (2.9%) 1 (2.9%) 2 (4.7%) 3 (7.3%) 6 (5.1%) # Serious TEAEs 0 0 0 2 (4.9%) 2 (1.7%) # Serious TEAEs Related to Study Drug 0 0 0 0 0 AE = Adverse Event TEAE = Treatment Related Adverse Event

11 COMPARISON WITH APPROVED AD DRUGS - Aricept is a SYMPTOMATIC approved drug: it improves cognition by - 1.5 points at 3 months and - 2 points at 6 months. After that the efficacy wanes. - Leqembi is a DISEASE - MODIFYING drug: it does not improve the symptoms; in fact, at 3 months there is no difference from baseline. It slows the progression of the disease. At 18 months patients on Leqembi worsen by +4 points, whereas patients on placebo worsen by +5.44 points. Leqembi slows the decline by - 1.44 points. - Buntanetap at 3 months looks like a very strong SYMPTOMATIC drug. A longer 18 - month study will show whether it has DISEASE - MODIFYING effects. Study Drug AD Patient Endpoint Comparison 12 Weeks Drug vs Baseline Drug vs Placebo Comparison End of Study Drug vs Baseline Drug vs Placebo ANVS Phase IIa Buntanetap MMSE 18 - 28 ADAS - Cog11 1 month - 4.4 - 3.2 ANVS Phase II/III Buntanetap MMSE 21 - 24 ADAS - Cog11 12 weeks - 3.3 - 2.36 ANVS Phase II/III Buntanetap MMSE 14 - 20 ADAS - Cog11 12 weeks - 0.65 1.79 Eisai Aricept MMSE 21 - 26 ADAS - Cog13 12 weeks - 1.5 - 2 24 weeks - 2 - 2.3 Eisai Leqembi MMSE 22 - 30 ADAS - Cog14 12 weeks +0.5 - 0.5 72 weeks +4 - 1.44 Ely Lilly Donanemab MMSE 22 - 28 ADAS - Cog13 78 weeks +3.17 - 1.52

12 DISEASE MODIFICATION VERSUS SYMPTOMATIC BENEFIT IN THE TREATMENT OF ALZHEIMER’S Onset of illness Death Quality of Life/Cognition Kennedy GJ. Primary Psychiatry. Vol 14. No 11. 2007, adapted Annovis No effect or placebo Disease modification - slow Disease modification - stop Symptomatic benefit Treatment

13 DEVELOPMENT OF BUNTANETAP FOR EARLY AD 3 - Month Symptomatic Study 6 - Month Symptomatic/ 18 - Month Disease - Modifying Study Mild - Moderate AD NDA Symptomatic Long acute/chronic study in early AD Open label study for all AD patients NDA Disease - Modifying

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